SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    MAY 30, 2002
                                                  -----------------------------


                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-5901                  13-2581181
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(State or other                         (Commission           (IRS Employer
jurisdiction of incorporation           File Number)         Identification No.)
or organization)


         200 MADISON AVENUE
         NEW YORK, NEW YORK                                     10016
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:         (212) 592-2700
                                                        -----------------------


                                 NOT APPLICABLE
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          (Former name or former address if changed since last report)

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ITEM 5.  OTHER EVENTS.

                  On May 30, 2002, Fab Industries, Inc. announced that at its annual meeting of stockholders its stockholders approved a plan for a sale of the business in the context of a corporate liquidation.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1  Press Release, dated May 30, 2002





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FAB INDUSTRIES, INC.


Dated:  May 30, 2002               By:  /s/ Samson Bitensky
                                        ---------------------------------------
                                        Name:   Samson Bitensky,
                                        Title:  Chairman of the Board and
                                                Chief Executive Officer





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                                INDEX TO EXHIBITS


99.1              Press Release, dated May 30, 2002